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                                                                   EXHIBIT 10.07

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Securities and Exchange Commission.

                               THIRD AMENDMENT TO
                             PRIME VENDOR AGREEMENT

          THIS THIRD AMENDMENT TO PRIME VENDOR AGREEMENT ("THIRD AMENDMENT") is among Cardinal Health*, formerly known as Cardinal Distribution, ("CARDINAL"), and Express Scripts, Inc. ("BUYER").

          WHEREAS, Cardinal and Buyer executed a Prime Vendor Agreement, dated July 1, 2001, executed a First Amendment to Prime Vendor Agreement, dated January 15, 2003 ("FIRST AMENDMENT"), and a Second Amendment to Prime Vendor Agreement, dated November 19, 2003 ("SECOND AMENDMENT"), (collectively, the "AGREEMENT").

          WHEREAS, the parties desire to further amend the Agreement as further set forth herein.

          NOW THEREFORE, in consideration of the foregoing recitals, the parties hereby agree as follows:

     1. SECTION 2, SALE OF MERCHANDISE. The following language shall be deleted in its entirety from the definition of Primary Requirements as set forth in
Section 2, Sale of Merchandise, as amended by the First Amendment: "and
Monthly".

     2. SECTION 3, PURCHASE PRICE. The second paragraph of Section 3 shall be amended to add "[***]" to the definition of [***].

     3. SECTION 5, PAYMENT TERMS. Section 5(a)(i), as amended by the First Amendment, shall be deleted in its entirety and replaced with the following:

     "The payment terms applicable to Buyer for all DIRECT STORE DELIVERY PURCHASES shall be [***] calculated pursuant to either of the options set forth below. Buyer will notify Cardinal of its desire to switch from one option to the other no less than thirty (30) days prior to the effective date of such change, unless otherwise agreed to in writing by Buyer and Cardinal. In the event a payment due date falls on a Saturday, that payment due date will become the preceding Friday. In the event a payment due date falls on a Sunday, that payment due date will become the following Monday. In the event a due date falls on a Monday holiday, invoices due on Sunday and Monday will be due on Tuesday. In the event a due date falls on a Tuesday through Friday holiday, payment will be due the preceding day.

          OPTION 1

          The payment terms applicable to Buyer for all DIRECT STORE DELIVERY PURCHASES shall be [***] as follows: Buyer will cause Cardinal to receive payment in full: (1) by the [***] day of each calendar month of the amount due for all invoiced Merchandise delivered and services provided during the first (1st) [***] of such calendar month; (2)

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          by the [***] day of each calendar month, of the amount due for all invoiced Merchandise delivered and services provided during the [***] through the [***] day of such calendar month; and (3) by the [***] day of each calendar month, of the amount due for all invoiced Merchandise delivered and services provided during the period beginning on the [***] day of the preceding calendar month and ending on the last day of such preceding calendar month.

          OPTION 2

          The payment terms applicable to Buyer for all DIRECT STORE DELIVERY PURCHASES shall be [***] as follows: Buyer will cause Cardinal to receive payment in full: (1) by the [***] day of each calendar month of the amount due for all invoiced Merchandise delivered and services provided from and including the [***] calendar day of each calendar month through and including the[***] calendar day of each calendar month; (2) by the [***] day of each calendar month of the amount due for all invoiced Merchandise delivered and services provided from and including the [***] calendar day of each calendar month through and including the [***] calendar day of each calendar month; (3) by the last Business Day (as hereinafter defined) of each calendar month of the amount due for all invoiced Merchandise delivered and services provided from and including the [***] calendar day of each calendar month through and including the [***] calendar day of each calendar month; (4) by the [***] day of each calendar month of the amount due for all invoiced Merchandise delivered and services provided from and including the [***] calendar day of each preceding calendar month through and including the [***] calendar day of each preceding calendar month; (5) by the [***] day of each calendar month of the amount due for all invoiced Merchandise delivered and services provided from and including the [***] calendar day of each preceding calendar month through and including the [***] calendar day of the each calendar [***].

     For purposes of this Agreement, the term "Business Day" shall be defined as Monday through Friday, with the exception of the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day."

     4. SECTION 5, PAYMENT TERMS. The first sentence of the third paragraph of
Section 5(b) shall be deleted in its entirety and replaced with the following:

     "All payments for invoiced Merchandise delivered and services provided by Cardinal will be made to the applicable servicing division specified in Cardinal's invoice (or as otherwise specified by Cardinal) by electronic funds transfer or other method acceptable to Cardinal so as to provide Cardinal with good funds by the due date; provided, however, if Option 2 (as set forth in Section 5(a)(i)) is chosen by Buyer, then Buyer will have the option to make the payment due on the last Business Day of the month via check (instead of ACH/electronic funds transfer) as long as the check is delivered to Cardinal on the last Business Day of the month at the address designated by Cardinal for these payments."

     5. SECTION 6, ORDERING AND DELIVERY. The third sentence of Section 6, Ordering and Delivery, as amended by the First Amendment shall be deleted in its entirety and replaced with the following:


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

     "Pharmacies having Qualified Monthly Purchases in excess of $[***] (except Pharmacies located outside of the contiguous United States or other Pharmacies mutually agreed upon by the parties from time to time) will have two delivery options:

     OPTION 1

     [***]. In addition, Pharmacies may receive [***] deliveries; provided, however, such deliveries will be at a charge equal to Cardinal's cost for such delivery.

     OPTION 2

     [***].

     All [***] deliveries will be subject to the order cut-off times at the applicable servicing distribution center."

     5. SECTION 12, SERVICE LEVEL. Section 12, Service Level, as amended by the First Amendment, shall be further amended as follows: all references to the average monthly service level on Rx Products (excluding Buyer's Top [***] Items (as defined in the First Amendment)) shall be changed from [***] percent ([***]%) to [***] percent ([***]%), and all references to the average monthly service level on Buyer's Top [***] Items shall be changed from [***] percent ([***]%) to [***] percent ([***]%).

     6. SECTION 13, RETURNED GOODS POLICY. The second paragraph and items 1-6 of
Section 13 related to the annual inventory clean-ups shall be deleted in their entirety. The following paragraph shall be added to Section 13 of the Agreement, as if fully rewritten therein:

     "Subject to the requirements of the Cardinal Returns Policy, Buyer may return Merchandise for up to twelve (12) months from the date of purchase for 100% of original invoice amount paid by Buyer (i.e., Buyer's contract or other "cost" plus the applicable mark-up or less the applicable mark down), provided: (i) the Merchandise was originally purchased from Cardinal and is in full (no partials), unopened packages in a unit of sale routinely sold by Cardinal; (ii) the Merchandise carries a minimum of nine (9) months' dating; (iii) no repackaged Merchandise may be returned; (iv) Merchandise must be returned to the respective Cardinal distribution center from which it was purchased; (v) andthe total returns in any [***] do not to exceed [***] percent ([***]%) of Buyer's Qualified Purchases during such [***]. After twelve (12) months from the date of purchase, Merchandise may not be returned; provided, however, this twelve (12) month limitation shall not apply for returns made during the period from April 1, 2004, through September 30, 2004."

     In addition, the following paragraph shall be added to Section 13, as if fully rewritten therein:

     "Unless otherwise notified by the servicing distribution center, returned goods will be processed within five (5) Business Days of receipt of the returned goods at the Cardinal


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

     distribution center, and credit for those returned goods will be issued within three (3) Business Days following processing."

     7. SECTION 14, TERM. The initial term of the Agreement shall be extended through June 30, 2007.

     8. NEW SECTION 30, GENERIC PURCHASE REQUIREMENT. The following paragraph shall be added to the Agreement as a new Section 30, titled "Generic Purchase Requirement":

     "During calendar years 2004 and 2005, calculated on a quarterly basis, Buyer will use commercially reasonable efforts to cause not less than [***]% of Buyer's total Qualified Purchases from Cardinal to be generic Rx Products. During calendar year 2006 and the initial six (6) months of calendar year 2007, calculated on a quarterly basis, Buyer will use commercially reasonable efforts to cause not less than [***]% of Buyer's total Qualified Purchases from Cardinal to be generic Rx Products. The foregoing requirements shall be referred to as the "Generic Purchase Requirements." To support Buyer's achievement of the Generic Purchase Requirements, Cardinal will use commercially reasonable efforts to make generic Rx Products available to Buyer at prices that are equal to or better than those prices that Buyer can obtain directly from the generic Rx Product manufacturers. Pricing for Buyer's purchases of generic Rx Products shall be pursuant to Cardinal's Mail Order Preferred Source program.

     If Buyer does not achieve the Generic Purchase Requirements, Cardinal and Buyer will meet to review Buyer's purchases of generic Rx Products and develop a strategy to support Buyer's achievement of the Generic Purchase Requirements during the quarter following the quarter in which the Generic Purchase Requirements were not met. If, during such following quarter, Buyer does not achieve the Generic Purchase Requirements, Buyer shall be considered in breach of the then current agreement between Buyer and Cardinal, pursuant to Section 14 of this Agreement, and Buyer shall have ninety (90) days to cure such breach to the reasonable satisfaction of Cardinal. In the event that Buyer does not cure such breach within such ninety (90) day period, Cardinal may terminate this Agreement immediately in accordance with Section 14 hereof."

     9. NEW SECTION 31, EDI INITIATIVES. The following sentence shall be added to the Agreement as a new Section 31, titled "EDI Initiatives":

     "Cardinal will support mutually agreed upon Buyer standards, policies and service level agreements for all existing business-to-business processes and new initiatives. These processes and initiatives include, but are not limited to, EDI, VAN, Direct Connect, Collaborative Commerce, and adding new transactions (e.g., 832). Buyer will work closely with Cardinal to ensure seamless connectivity and smooth processing of data between the two parties is achieved."


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

     10. EXHIBIT A, PHARMACIES. The following Pharmacies shall be deleted from Exhibit A, as amended by the First Amendment:

               Express Access Pharmacy, Inc.
               dba Express Scripts, Inc.
               767 Electronic Drive
               Horsham, Pennsylvania 19020

               Central Fill, Inc.
               721 Ridgedale Avenue
               East Hanover, New Jersey 07936

     11. EXHIBIT B, PRICING MATRIX. Section 1 of Exhibit B, Pricing Matrix, as amended by the First Amendment, shall be deleted in its entirety and replaced with Section 1 of Exhibit A attached to this Amendment.

     12. EXHIBIT D, DEDICATED RESOURCES. The Dedicated Resource section of Exhibit D shall be amended to provide [***] Cardinal employees who will be dedicated to servicing Buyer's account and will act as a liaison between Buyer and Cardinal in order to enhance Buyer-Cardinal relations. The Cardinal employees will be based in the St. Louis, Bensalem and Tempe Pharmacies.

     13. MISCELLANEOUS. Capitalized terms not defined herein will have the same meaning ascribed to them in the Agreement, it being the intent of the parties that the Agreement and this Third Amendment will be applied and construed as a single instrument. The Agreement, as modified by this Third Amendment, constitutes the entire agreement between Cardinal and Buyer regarding the subject matter of the Agreement and this Third Amendment and supersedes all prior or contemporaneous writings and understandings between the parties regarding the same. This Third Amendment will be binding upon the parties, their heirs, legal representatives, successors and assigns. The terms and provisions of this Third Amendment are severable. If any term or provision of this Third Amendment is determined to be illegal or unenforceable by a court of competent jurisdiction, the remaining terms and provisions of this Third Amendment and the Agreement will remain in full force and effect. This Third Amendment may only be amended in a writing signed by Cardinal and Buyer.

     14. EFFECTIVE DATE. This Third Amendment shall be effective as of January 1, 2004 ("EFFECTIVE DATE"). Except as otherwise amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

CARDINAL HEALTH*                        EXPRESS SCRIPTS, INC.


By: /s/ Mark W. Parrish                 By: /s/ Barrett Toan
    ---------------------------------       ------------------------------------
Name: Mark W. Parrish                   Name: Barrett Toan
Title: Group President                  Title: CEO
Date: 4/9/04                            Date: 3-30-04

* The term "CARDINAL HEALTH" means the following pharmaceutical distribution companies including: Cardinal Health 106, Inc. (formerly known as James W. Daly, Inc.), a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc. (formerly known as Cardinal Southeast, Inc.), a Mississippi corporation (Madison, Mississippi); Cardinal Health 110, Inc. (formerly known as Whitmire Distribution Corporation), a Delaware corporation (Folsom, California) and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.


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

                                                                       EXHIBIT A

1. DIRECT STORE DELIVERY PURCHASES. The Direct Store Delivery Purchases Pricing Matrix has been established based upon Buyer's representations that, following completion of the conversion period (as hereinafter described):

(a) Buyer will purchase each Pharmacy's Primary Requirements (as defined in
Section 2 of this Agreement) and Generic Purchase Requirements (as defined in
Section 8 of the Third Amendment) from Cardinal;

(b) Buyer's Qualified Annual Purchases for Direct Store Delivery in the aggregate during each Contract Year (as hereinafter defined) will meet or exceed Three Billion Five Hundred Million Dollars ($3,500,000,000).

(collectively referred to herein as the "MINIMUM REQUIREMENTS"). If, for any reason, some or all of the Minimum Requirements are not met by Buyer, then Cardinal may modify this Direct Store Delivery Purchases Pricing Matrix as follows: for each [***] Dollars ($[***]) below the minimum Qualified Annual Purchases set forth above, Buyer's applicable price will be increased by [***]%. The term "CONTRACT YEAR" means each consecutive twelve (12) month period, beginning on the Commencement Date of this Agreement.

     Subject to the Minimum Requirements and Section 5 of this Agreement regarding timely payment, Buyer will be entitled to purchase Merchandise from Cardinal (that is [***] or subject to a Manufacturer Contract) for Direct Store Deliveries pursuant to the pricing matrix set forth below:

                                   DISCOUNT FROM CARDINAL'S COST
TOTAL QUALIFIED ANNUAL PURCHASES              @ [***]
--------------------------------   -----------------------------
      3,500,000,000 - [***]                    [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - [***]                        [***]%
          [***] - greater                      [***]%


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

     Buyer's pricing will be reviewed on a calendar quarter basis and any adjustments required based on Buyer's average Qualified Monthly Purchases and actual weighted average payment days during such calendar quarter will be loaded into Cardinal's system on the [***] of the [***] following the end of the applicable calendar quarter; provided, however, that such adjustment shall be retroactive to the [***] of the [***] immediately following the end of the applicable calendar quarter. Any amounts due to Buyer as a result of a retroactive price decrease pursuant to the terms hereof shall be paid to Buyer in the form of a check by the [***] day of the [***] immediately following the end of the applicable calendar quarter. Any amounts due to Cardinal as a result of a price increase pursuant to the terms hereof shall be paid to Cardinal in the form of a check within [***] days of receipt of a statement from Cardinal for any such amounts owed, such statement to be provided to Buyer within not less than [***], but no more than [***] days of the end of the applicable calendar quarter. In all instances, Buyer shall accurately report, as may be required, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, the net cost actually paid by Buyer. For example, any adjustments required based on Buyer's average Qualified Monthly Purchases during [***] and [***], shall be loaded into Cardinal's system on [***], and the adjusted pricing will be retroactive to [***]. If pricing were decreased, Cardinal would provide a check to Buyer by May 30 for the amount resulting from the price decrease during [***]. If pricing was increased, Cardinal would provide a statement to Buyer for the amount resulting from the price increase during [***], and such amount shall be due to Cardinal within [***] days of the receipt of the statement from Cardinal.

     The pricing set forth above is conditioned upon Cardinal's ability to make [***] (as hereinafter defined) of Merchandise. "[***]" means [***] that include, but are not limited to, [***] and [***]. In the event that any government regulation, policy or other action becomes effective during the term of this Agreement which materially adversely affects [***], or in the event the [***] from any vendor are materially affected due to [***] or otherwise, then Cardinal will provide notice to Buyer of such event, including a report and reasonable supporting documentation illustrating such impact in reasonable detail. In such event, the parties agree to meet in good faith and negotiate, for a period not to exceed [***] from the date Buyer receives notice of the adverse event from Cardinal, a mutually acceptable adjustment to the pricing under this Agreement, such pricing adjustment to be retroactive to the date that Cardinal provided notice to Buyer of such adverse event. Representatives of each party shall include at least one senior-level executive. If the parties are unable to agree upon a mutually acceptable adjustment to the pricing within such [***] period, at Cardinal's election, Buyer shall continue to purchase Merchandise from Cardinal pursuant to the terms and conditions of this Agreement or Cardinal may terminate this Agreement upon providing [***] prior written notice thereof to Buyer; provided, however, the pricing applicable to Buyer's purchases during such [***]period shall be the pricing in effect as of the date of the notice to Buyer hereunder.

ANNUAL DISCOUNT. Within seven (7) calendar days of January 1, 2004, 2005 and 2006, provided Buyer is in compliance with the terms and conditions of this Agreement, Buyer will be eligible to receive a discount in an amount equal to [***]Dollars ($[***]) to be applied to Buyer's purchases of Merchandise under this Agreement during such month. The discount will be provided in the form of a credit memo. This discount constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the


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

Merchandise purchased by Buyer under the terms of this Agreement. Cardinal and Buyer agree to use their best efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. Section 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. Section 1001.952(h). In this regard, Buyer may have an obligation to accurately report, as may be required, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer.


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